UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2008

CONSOLIDATED CAPITAL PROPERTIES IV

(Exact name of Registrant as specified in its charter)

Delaware	0-11002	94-2768742
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation or	File Number)	Identification Number)
Organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets.

Consolidated Capital Properties IV, LP, a Delaware limited partnership (the “Registrant”), owns a 100% interest in CCP IV Associates Ltd., a Texas limited partnership (the “Partnership”).  The Partnership owned Citadel Village Apartments (“Citadel Village”), a 122-unit apartment complex located in Colorado Springs, Colorado and Village East Apartments (“Village East”), a 137-unit apartment complex located in Colorado Springs, Colorado.  On June 20, 2008, the Partnership sold Citadel Village and Village East to Hamilton Zanze and Company, a California corporation (the “Purchaser”).  The Purchaser purchased Citadel Village and Village East, along with two other apartment complexes owned by an entity affiliated with AIMCO Properties, L.P., an affiliate of both the Partnership and the Registrant’s general partner.  The total sales price for Citadel Village and Village East and the other apartment complexes was $27,250,000 of which $6,750,000 represents the portion of the sales price allocated to Citadel Village and $6,500,000 represents the portion of the sales price allocated to Village East.  The allocated sales prices were based solely on allocations provided by the Purchaser.  The Registrant continues to own and operate five other investment properties.

In accordance with the terms of the Registrant’s partnership agreement, the Registrant’s general partner has completed an evaluation of the cash requirements of the Registrant and, accordingly, distributed approximately $6,000,000 of the net sale proceeds to the Registrant’s limited partners.

Item 9.01

Financial Statements and Exhibits

(b)

Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the continuing operations of the Registrant as if Citadel Village and Village East had been sold on January 1, 2007.  The following also excludes the operations of Foothill Place, which was previously reported on June 6, 2008 as being sold.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s 2008 Quarterly Report on Form 10-Q for the period ended March 31, 2008 and the Registrant’s 2007 Annual Report on Form 10-KSB.

PRO FORMA BALANCE SHEET

(in thousands)

March 31, 2008

All other assets	$ 2,886
Investment properties, net	54,089
Total Assets	$ 56,975

All other liabilities	$ 5,274
Mortgage notes payable	49,950
Partners’ equity	1,751
Total Liabilities and Partners’ Equity	$ 56,975

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Three Months Ended	Year Ended
	March 31, 2008	December 31, 2007

Total revenues	$3,749	$15,132
Total expenses	3,530	14,100
Net income	$ 219	$ 1,032
Net income per limited partnership unit	$ 0.61	$ 2.89

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CAPITAL PROPERTIES IV

By:

ConCap Equities, Inc.

General Partner

By:

/s/Stephen B. Waters

Stephen B. Waters

Vice President

Date:

June 26, 2008